Long Term Debt - MRD 5.875% Senior Unsecured Notes Offering - Additional Information (Detail) - Jul. 10, 2014 - 5.875% Senior Unsecured Notes ("MRD Senior Notes") [Member] - USD ($) $ in Millions	Total
Debt Obligations [Line Items]
Debt Instrument, maturity date	Jul. 01, 2022
Other event of default minimum note holder percentage to accelerate	25.00%
Private Placement of Debt [Member]
Debt Obligations [Line Items]
Aggregate principal amount	$ 600.0
Senior unsecured notes interest rate	5.875%